- FPA Capital Fund, Inc.                                                       -
-                                                                              -

                         PROSPECTUS

                                              FPA Capital Fund, Inc.
                                          ("Fund") seeks long-term
                                          capital growth. Current
                                          income is a factor, but a
                                          secondary consideration.
                                          The Fund's investment
                                          adviser, First Pacific
                                          Advisors, Inc.
                                          ("Adviser"), generally
                                          invests the Fund's assets
                                          in common stocks and other
                                          securities which it
                                          believes have the
                                          potential to increase in
                                          market value. Fund shares
                                          are presently offered for
                                          sale only to existing
                                          shareholders and to
                                          directors, officers and
                                          employees of the Fund, the
                                          Adviser, and affiliated
                                          companies.
                                              This Prospectus
                                          briefly outlines
                                          information prospective
                                          investors should know
                                          before purchasing Fund
                                          shares. Investors should
                                          read and retain this
                                          Prospectus for future
                                          reference.

                                              A Statement of
                                          Additional Information
                                          about the Fund dated July
                                          31, 1998, which is
                                          incorporated by reference
                                          in this Prospectus, has
                                          been filed with the
                                          Securities and Exchange
                                          Commission. It is
                                          available at no charge by
                                          contacting FPA Fund
                                          Distributors, Inc.
                                          ("Distributor") at 11400
                                          West Olympic Boulevard,
                                          Suite 1200, Los Angeles,
                                          California 90064;
                                          telephone (310) 473-0225
                                          or (800) 982-4372, except
                                          from Alaska, Hawaii and
                                          Puerto Rico.

                                              THESE SECURITIES HAVE
                                          NOT BEEN APPROVED OR
                                          DISAP-PROVED BY THE
                                          SECURITIES AND EXCHANGE
                                          COMMISSION OR ANY STATE
                                          SECURITIES COMMISSION NOR
                                          HAS THE SECURITIES AND
                                          EXCHANGE COMMISSION OR ANY
                                          STATE SECURITIES
                                          COMMISSION PASSED UPON THE
                                          ACCURACY OR ADEQUACY OF
                                          THIS PROSPECTUS. ANY
                                          REPRESENTATION TO THE
                                          CONTRARY IS A CRIMINAL
                                          OFFENSE.

                              JULY 31, 1998


   [LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

-                                                                              -
-                                                                              -

                             FPA CAPITAL FUND, INC.
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225

INVESTMENT       First Pacific Advisors, Inc.
ADVISER:         11400 W. Olympic Boulevard, Suite 1200
                 Los Angeles, California 90064

DISTRIBUTOR:     FPA Fund Distributors, Inc.
                 11400 West Olympic Boulevard, Suite 1200
                 Los Angeles, California 90064
                 (310) 473-0225
                 (800) 982-4372 except
                 Alaska, Hawaii and Puerto Rico

SHAREHOLDER      Boston Financial Data
SERVICE AGENT:   Services, Inc.
                 P.O. Box 8500
                 Boston, Massachusetts 02266-8500
                 (617) 328-5000
                 (800) 638-3060 except
                 Alaska, Hawaii, Massachusetts and
                 Puerto Rico

CUSTODIAN AND    State Street Bank and
TRANSFER AGENT:  Trust Company
                 225 Franklin Street
                 Boston, Massachusetts 02110

INQUIRIES CONCERNING TRANSFER OF REGISTRATION, DISTRIBUTION, REDEMPTIONS AND SHAREHOLDER SERVICE SHOULD BE DIRECTED TO THE SHAREHOLDER SERVICE AGENT. INQUIRIES CONCERNING SALES SHOULD BE DIRECTED TO THE DISTRIBUTOR.

                               TABLE OF CONTENTS

                                                                            PAGE
Expense Synopsis..........................................................    3
Financial Highlights......................................................    4
Investment Objective and Policies.........................................    5
The Fund and Its Management...............................................    6
  Advisory Agreement......................................................    6
  FPA Fund Family.........................................................    7
  Prior Performance Information...........................................    7
Purchase of Shares........................................................    8
  Net Asset Value.........................................................    8
  Table of Sales Charges..................................................    8
  Cumulative Purchase Discount............................................    9
  Letter of Intent........................................................    9
  Sales at Net Asset Value................................................    9
Shareholder Services......................................................   10
  FPA Exchange Privilege..................................................   10
  Money Market Fund Exchange Privilege....................................   10
  How to Exchange Shares..................................................   11
  Investment Account......................................................   11
  Pre-Authorized Investment Plan..........................................   11
  Retirement Plans........................................................   11
  Systematic Withdrawal Plan..............................................   12
Redemption of Shares......................................................   12
  Telephone Transactions..................................................   12
  Reinvestment Privilege..................................................   13

                                                                            PAGE
Dividends, Distributions and Taxes........................................   13
  Dividends...............................................................   13
  Capital Gains...........................................................   13
  Taxes...................................................................   13
Investment Practices, Risks and Restrictions..............................   14
  Fixed-Income Securities.................................................   14
  Inflation-Indexed Bonds.................................................   14
  Mortgage-Backed Securities..............................................   15
  Lower-Rated Securities and Related Risks................................   16
  Securities of Foreign Issuers...........................................   17
  Covered Call Options....................................................   17
  Short Sales Against the Box.............................................   17
  Repurchase Agreements...................................................   17
  Brokerage Practices.....................................................   18
  Portfolio Turnover......................................................   18
  Investment Restrictions.................................................   18
  Other Investment Restrictions...........................................   18
Additional Information....................................................   19
  Common Stock............................................................   19
  Voting Rights...........................................................   19
  Shareholder Inquiries...................................................   19
  Shareholder Service Agent...............................................   19
  Custodian...............................................................   19
  Legal Counsel...........................................................   19
  Independent Auditors....................................................   19


--------------------------------------------------------------------------------

NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES LITERATURE DISTRIBUTED BY THE DISTRIBUTOR IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                EXPENSE SYNOPSIS


SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Load Imposed on Purchases (as a percentage of offering
        price)......................................................................      6.50%
        Deferred Sales Load (as a percentage of original sales price or redemption
        proceeds, as applicable)....................................................          *
        Redemption Fee (as a percentage of amount redeemed).........................       None
        Exchange Fee................................................................      $5.00
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
        Management Fees.............................................................      0.65%
        12b-1 Fees..................................................................       None
        Other Expenses (including financial services)...............................      0.18%
                                                                                      ---------
        Total Fund Operating Expenses...............................................      0.83%



                                                                   1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                                  ---------  ---------  ---------  ---------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) five percent annual return and (2) redemption at
  the end of each time period:                                    $   73.00  $   90.00  $  108.00  $  161.00


------------
* An account management fee is charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge.

The foregoing synopsis is intended to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Purchase of Shares" and "The Fund and Its Management." The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following information has been audited by the Fund's independent auditors. Their report appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements included in the Statement of Additional Information, which can be obtained without charge from the Distributor at the address shown on the cover page of this Prospectus.

For one share outstanding throughout each year

                                                                 FOR THE YEARS ENDED MARCH 31,
                                     --------------------------------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993       1992       1991
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Per share operating performance:
Net asset value at beginning of
  year.............................  $   32.28  $   27.55  $   22.40  $   19.30  $   19.06  $   18.32  $   14.60  $   13.27
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment income..............  $     .49  $     .38  $     .33  $     .09  $     .04  $     .05  $     .09  $     .16
Net realized and unrealized gain on
  investment securities............       8.74       6.98       7.63       3.62       2.30       2.26       4.63       1.64
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total from investment operations...  $    9.23  $    7.36  $    7.96  $    3.71  $    2.34  $    2.31  $    4.72  $    1.80
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less distributions:
  Dividends from net investment
    income.........................  $    (.47) $    (.37) $    (.26) $    (.08) $    (.03) $    (.05) $    (.10) $    (.18)
  Distributions from net realized
    capital gains..................      (2.74)     (2.26)     (2.55)      (.53)     (2.07)     (1.52)      (.90)      (.29)
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total distributions................  $   (3.21) $   (2.63) $   (2.81) $    (.61) $   (2.10) $   (1.57) $   (1.00) $    (.47)
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value at end of year.....  $   38.30  $   32.28  $   27.55  $   22.40  $   19.30  $   19.06  $   18.32  $   14.60
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total investment return*...........     30.10%     27.30%     36.84%     19.77%     13.13%     14.23%     33.82%     14.41%
Ratios/supplemental data:
Net assets at end of year (in
  $000's)..........................    789,436    597,184    399,282    236,656    165,684    134,169    109,581     88,428
Ratio of expenses to average net
  assets...........................       .83%       .84%       .87%       .95%      1.03%      1.06%      1.08%      1.21%
Ratio of net investment income to
  average net assets...............      1.38%      1.27%      1.28%       .48%       .20%       .29%       .55%      1.32%
Portfolio turnover rate............        24%        21%        21%        11%        16%        19%        13%        12%
Average brokerage commission per
  share............................  $  0.0589  $  0.0587         --         --         --         --         --         --


                                       1990       1989
                                     ---------  ---------
Per share operating performance:
Net asset value at beginning of
  year.............................  $   12.38  $   12.32
                                     ---------  ---------
Net investment income..............  $     .19  $     .22
Net realized and unrealized gain on
  investment securities............       2.09       1.20
                                     ---------  ---------
Total from investment operations...  $    2.28  $    1.42
                                     ---------  ---------
Less distributions:
  Dividends from net investment
    income.........................  $    (.23) $    (.21)
  Distributions from net realized
    capital gains..................      (1.16)     (1.15)
                                     ---------  ---------
Total distributions................  $   (1.39) $   (1.36)
                                     ---------  ---------
Net asset value at end of year.....  $   13.27  $   12.38
                                     ---------  ---------
                                     ---------  ---------
Total investment return*...........     18.73%     12.27%
Ratios/supplemental data:
Net assets at end of year (in
  $000's)..........................     76,825     67,102
Ratio of expenses to average net
  assets...........................      1.17%       .92%
Ratio of net investment income to
  average net assets...............      1.37%      1.77%
Portfolio turnover rate............        21%        22%
Average brokerage commission per
  share............................         --         --


------------
* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

                       INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term growth of capital. While current income is a factor in selecting investments, it is a secondary consideration. The Adviser believes that the Fund's goals can best be achieved by investing principally in common stocks the Adviser deems to possess above-average ability to increase in market value. The Fund may also invest in United States Government and government agency obligations, corporate debt securities, preferred stocks and convertible securities. Up to 15% of the Fund's net assets may be invested in lower-rated or comparable unrated debt securities as described under "Investment Practices, Risks and Restrictions:--Fixed-Income Securities" and "-- Lower-Rated Securities and Related Risks." There is no assurance that the Fund will succeed in achieving its investment objectives as there is market risk inherent in pursuing the Fund's investment objective and in owning securities of the type purchased by the Fund.


The Adviser selects common stocks it believes undervalued when considering various valuation criteria. The Adviser deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to be concentrated in areas which are viewed as temporarily out-of-favor as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. When attractive equity securities meeting these criteria are scarce, holdings of short-term and long-term debt securities may be increased. There is no assurance, however, that the Adviser's practices will reduce risk and in any event shares of the Fund may decrease in value especially during periods of general decline in market prices of equity securities.


The Adviser's emphasis on fundamental analysis of a company's prospects and the inherent value of its securities generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies perceived by the average investor to be unpopular or unfamiliar. Substantially all common stocks the Fund purchases, however, are either listed on a national securities exchange or included in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System. The Adviser's value-oriented investment approach may result in a portfolio which may not reflect all facets of the national economy and which may differ significantly from the broad market indices. Smaller companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller companies are traded in lower volume than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subject to greater risk than that assumed when investing in the equity securities of larger companies.

Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% or even 10% of the Fund's assets to be invested in securities of a single company. Such relative concentration is likely to increase the volatility of the Fund's net asset value per share.

The Fund may invest up to 10% of its net assets in securities of foreign issuers. Such investments involve additional risks and opportunities compared with securities of United States issuers. The Fund can write covered call options which are listed on a national securities exchange. See "Investment Practices, Risks and Restrictions" herein and "Investment Policies" in the Statement of Additional Information.

Security purchases are based primarily on consideration of fundamental value and earnings expectations rather than short-term stock market expectations. However, if earnings prospects change, or the value of a security becomes large in relation to the Fund's total size or it no longer appears to represent an unusual value, the Fund can sell all or part of the investment regardless of the length of time held. See "Investment Practices, Risks and Restrictions--Portfolio Turnover."

                          THE FUND AND ITS MANAGEMENT


The Fund is a Maryland corporation and a diversified, open-end management investment company, generally called a mutual fund, which was organized in 1966. A mutual fund provides the investor a practical and convenient way to invest in a diversified portfolio of securities by combining resources with others who have similar investment goals.


The Fund has discontinued indefinitely the sale of its shares to new investors, except directors, officers and employees of the Fund, the Adviser and affiliated companies. The Fund continues to accept additional investments from existing shareholders, and continues to reinvest dividends and capital gains distributions with respect to the accounts of existing shareholders who elect such options. The decision to discontinue sales to new investors reflects management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may recommence at any time the offering of shares to new investors if in the Board of Directors' opinion doing so would be in the best interests of the Fund and its shareholders.


A board of four directors is responsible for overseeing the Fund's affairs. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. Robert L. Rodriguez, President of the Fund, and Principal, Chief Investment Officer and director of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Rodriguez has been the Chief Investment Officer of the Fund for over fourteen years. The Adviser, together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since July 11, 1984. Presently, the Adviser manages assets of approximately $4.5 billion for seven investment companies, including one closed-end investment company, and 28 institutional accounts. All officers of the Fund are also officers of the Adviser. Certain officers of the Fund are also officers of the Distributor. The Adviser and the Distributor are indirect wholly owned subsidiaries of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.


ADVISORY AGREEMENT. Under the Investment Advisory Agreement dated August 1, 1994, the Fund pays the Adviser a monthly fee computed on the average daily net assets of the Fund at the annual rate of 0.75% on the first $50 million of net assets and 0.65% on net assets over $50 million. In addition, the Adviser is reimbursed for the cost of providing financial services to the Fund in an amount not exceeding 0.10% of the Fund's average daily net assets for any fiscal year. The advisory fee is higher than the fee paid by some other mutual funds. For the last fiscal year, advisory fees plus the cost of financial services paid by the Fund equaled 0.75% of the Fund's average net assets.

The Adviser pays for office space, facilities, business equipment and salaries, including the salaries of the Fund's officers. The Fund pays all other expenses, including the expense of the continuous public offering of Fund shares (such as registering Fund shares for sale), preparation of prospectuses and reports to shareholders and printing those prospectuses and reports furnished to existing shareholders, the cost of transfer agency services, postage, custodial fees, taxes, and legal and audit expenses. For the last fiscal year, the Fund's total operating expenses were 0.83% of average net assets. The Fund also pays brokerage commissions on portfolio transactions.


FPA FUND FAMILY. The Fund is one of four mutual funds in the FPA Fund Family (collectively, the "FPA Funds"). FPA New Income, Inc. ("New Income"), a fixed-income fund, seeks current income and long-term total return. FPA Paramount Fund, Inc. ("Paramount") seeks a high total investment return, including capital appreciation and income. FPA Perennial Fund, Inc. ("Perennial"), which is primarily designed for retirement plans, seeks long-term growth of capital with current income as a secondary consideration.

The FPA Funds offer exchange privileges and telephone redemptions plus combined shareholdings for cumulative purchase discounts and letters of intent. These privileges are more fully described under "Purchase of Shares," "Shareholder Services" and "Redemption of Shares." The account information form should be used to change information and authorize these services. Authorizing exchange privileges or telephone redemptions requires a signature guarantee, which is described under "Redemption of Shares." The account information form is available from authorized securities dealers ("dealers") or the Distributor.

PRIOR PERFORMANCE INFORMATION. From time to time, the Fund's total average annual return for 1, 5 and 10 year periods may be quoted in advertisements. Other total return quotations, aggregate or average, over other time periods may also be included. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Total return calculations assume that dividends and capital gain distributions paid by the Fund during the period are reinvested in Fund shares at net asset value. Quotations of total returns reflect the maximum sales charge, except that the Fund may also provide, in conjunction with such quotations, additional quotations that do not reflect a sales charge.


Comparative performance information may also be used from time to time in advertising or marketing of the Fund's shares. The Fund's total return may be compared to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return on Fund shares may be compared to data prepared by Lipper Analytical Services, Inc. or to a stock index such as the Russell 2000 Index or the Standard & Poor's 500 Index. Such comparative performance information may be stated in the same terms in which the comparative data and indices are stated. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, would not reflect sales charges, the inclusion of which would reduce such performance quotations.


Performance figures represent historic earnings, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the securities held in a portfolio, operating expenses and market conditions.

Further information about the Fund's performance is contained in the annual report to shareholders which may be obtained without charge from the Distributor at the address shown on the cover page of this Prospectus.

                               PURCHASE OF SHARES

Fund shares are sold through dealers in a continuous offering to the classes of investors described on the cover page of this Prospectus. The Distributor serves as principal underwriter for Fund shares, which are available for purchase at the offering price through dealers. The minimum initial investment is $1,500. Each subsequent investment must be at least $100. Minimum investment requirements can be changed by the Fund or waived by the Distributor. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if any check used for investment does not clear.


The offering price equals the net asset value per share plus the applicable sales charge. Orders received by dealers before the New York Stock Exchange ("NYSE") closes (currently 4:00 p.m., New York time) on any business day are priced based on net asset value for that day if Boston Financial Data Services, Inc. ("Shareholder Service Agent"), as agent for the Distributor, receives the order prior to its close of business. Orders received by the Shareholder Service Agent after such time are priced based on net asset value for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to the Shareholder Service Agent by 9:30 a.m., Eastern time, on the following business day are priced at the net asset value for the prior business day.


NET ASSET VALUE. Net asset value is computed as of the close of the NYSE on each day the NYSE is open. Net asset value, rounded to the nearest cent per share, equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding.

TABLE OF SALES CHARGES. The following table shows the sales charge at various investment levels. The sales charge applies to purchases made at one time by any combination of an individual, his or her spouse and these related investors (and their spouses): grandparents, parents, siblings, children or grandchildren; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

                                                                               SALES        SALES       REALLOWED
SIZE OF INVESTMENT                                                           CHARGE(1)    CHARGE(2)   TO DEALERS(2)
--------------------------------------------------------------------------  -----------  -----------  -------------
Less than $10,000.........................................................       6.95%        6.50%         6.00%
$10,000 but less than $25,000.............................................       6.38%        6.00%         5.50%
$25,000 but less than $50,000.............................................       5.54%        5.25%         4.75%
$50,000 but less than $100,000............................................       4.71%        4.50%         4.25%
$100,000 but less than $250,000...........................................       3.90%        3.75%         3.50%
$250,000 but less than $500,000...........................................       2.04%        2.00%         1.75%
$500,000 but less than $1,000,000.........................................       1.01%        1.00%         0.80%
$1,000,000 and over.......................................................       0.00%        0.00%         0.00%

------------
(1) As a percentage of net amount invested.

(2) As a percentage of public offering price.

CUMULATIVE PURCHASE DISCOUNT. The size of investment may be determined by adding the amount being invested to the current value, at offering price, of all presently held shares of the FPA Funds. If such holdings qualify for a reduced sales charge, information sufficient to permit verification must be furnished to the Shareholder Service Agent on the account information form or when the order is placed.

LETTER OF INTENT. A letter of intent ("LOI") allows investors to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds may also be used to determine the applicable sales charge. The minimum initial purchase for an LOI is $1,500. The account information form contains the LOI which must be signed at the time of initial purchase, or within 30 days. Each investment made under an LOI during the period receives the sales charge for the total investment goal. If the goal is not achieved within the period, the shareholder must pay the amount equal to the sales charge applicable to the purchases made minus those actually paid.

SALES AT NET ASSET VALUE. Fund shares may be purchased at net asset value, without a sales charge, by these investors and their spouses (and their immediate relatives): (a) current and former directors, officers and employees of the Adviser, UAM and its affiliates; (b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates; (c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;
(d) investment advisory clients of the Adviser and pension consultants to such clients and their directors, officers and employees; (e) employees (including registered representatives) of a dealer which has a selling group agreement with the Distributor and consents to such purchases; (f) any employee benefit plan maintained for the benefit of such qualified investors; and (g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds. Immediate relatives include grandparents, parents, siblings, children and grandchildren of a qualified investor, and the spouse of any immediate relative. The foregoing purchasers must represent that the shares are purchased for investment and will not be resold except through redemption or repurchase by the Fund.

The Fund also offers shares at net asset value without imposition of a sales charge to the following persons: (i) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees; (ii) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund and/or the FPA Funds totals at least $1,000,000; (iii) tax-exempt organizations enumerated in Section 501(c) (3), (9), or (13) of the Internal Revenue Code; and (iv) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided such organization has entered into an agreement with the Distributor regarding such accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or the Distributor.


No sales charge is imposed because the Distributor anticipates that such purchases should result in economies in the sales effort and related expenses compared to sales made through normal distribution channels. A special application form, which is available from the Distributor, must be submitted with the initial purchase. All net asset value sales require specific notification to the Distributor of the purchaser's eligibility at the time the order is placed. If a purchaser places such an order through a securities broker, the broker may charge a service fee. No such fee is charged if shares are purchased directly from the Distributor or the Fund.

                              SHAREHOLDER SERVICES

FPA EXCHANGE PRIVILEGE. Subject to the following requirements, Fund shares may be exchanged for shares of another FPA Fund. An exchange may establish a new or increase an existing FPA Fund account. Both accounts must bear the same registration. A sales charge applies to the purchase by exchange unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or
(c) the shares being exchanged were acquired by reinvestment. Shares of the Fund to be acquired must be registered for sale in the investor's state. A $5.00 service fee applies to each exchange.


MONEY MARKET FUND EXCHANGE PRIVILEGE. The Distributor has arranged for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified open-end money market mutual fund ("Money Market Fund") to be available in exchange for shares of the Fund. Shares of the Money Market Fund so acquired plus any shares acquired through reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge, provided that in the case of the Fund, the investor has maintained his shareholder account because shares of the Fund are currently offered only to existing shareholders. The $5.00 exchange fee is paid by the Distributor which receives a fee from Kemper Financial Services, the administrator for the Money Market Fund, of 0.15 of 1% per year or more of the average daily net asset value of shares of the Money Market Fund acquired through this exchange privilege. This exchange privilege does not constitute an offering or recommendation by the Fund of the Money Market Fund. The Money Market Fund is separately managed and is not one of the FPA Funds. FPA mutual fund investments held in Fund-Sponsored Individual Retirement Accounts may not be exchanged into the Cash Equivalent Fund.

HOW TO EXCHANGE SHARES. The above described exchange privileges may be exercised by sending written instructions to the Shareholder Service Agent. See "Redemption of Shares" for applicable signature and signature guarantee requirements. Exchange privileges may also be exercised by telephone as described under "Redemption of Shares--Telephone Transactions." Only four exchanges may be made in one account during any calendar year; exchanges exceeding this limit may be considered null and void, if the investor has been notified that this limit has been reached. Shares must be owned for 15 days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. An exchange requires the purchase of shares of the acquired Fund with a value of at least $1,000. Exchange redemptions and purchases are effected on the basis of the net asset values next determined after receipt of the request in proper order by the Shareholder Service Agent. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss, although if the shares exchanged have been held less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

Additional information concerning this privilege and prospectuses for other FPA Funds and/or for the Money Market Fund may be obtained from dealers or the Distributor. A shareholder should read such prospectuses and consider differences in objectives and policies before making any exchange. The Fund or the Distributor can change or discontinue this privilege upon 60 days' advance notice and investors who had exchanged into the Money Market Fund would be permitted to reacquire shares of the Fund without sales charge for at least 60 days after notice of termination of the Money Market Fund exchange privilege.

INVESTMENT ACCOUNT. Each shareholder has an investment account in which the Shareholder Service Agent holds Fund shares. Unless the Shareholder Service Agent receives a written request, stock certificates will not be issued. Certificates are only issued for full shares. The shareholder receives a statement showing account activity after each transaction.

PRE-AUTHORIZED INVESTMENT PLAN. An investor desiring to make automatic monthly investments may use the optional shareholder services form, available from dealers or the Distributor. The Shareholder Service Agent withdraws funds from the investor's bank account monthly for $100 or more as specified through the Automated Clearing House.


RETIREMENT PLANS. An eligible investor may establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor the Distributor imposes additional fees for these plans, but the plan custodian does. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions and earnings on shares held in an IRA are tax-deferred. The Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Investors should consult their tax advisers. Forms and information regarding the plan are available from dealers or the Distributor.

SYSTEMATIC WITHDRAWAL PLAN. Any shareholder whose account value is $10,000 or more may make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by completing the optional shareholder services form. Under this plan, sufficient Fund shares to cover these withdrawals are redeemed and proceeds are forwarded as directed on the optional shareholder services form. Dividends and capital gains distributions on Fund shares held under this plan are automatically reinvested in additional Fund shares at net asset value. If these withdrawals continuously exceed reinvestments, the shareholder's account is correspondingly reduced and ultimately exhausted. Concurrent withdrawals and purchases are ordinarily disadvantageous to the shareholder due to additional sales charges. The shareholder recognizes any taxable gain or loss on redemptions.


                              REDEMPTION OF SHARES

Shareholders can redeem for cash, without charge, any or all of their Fund shares at any time by sending a written request in proper form to the Shareholder Service Agent. Facsimile transmissions are not acceptable. Shareholders can also place redemption requests through dealers, who may charge a fee. Shareholders redeeming Fund shares from retirement plans should consult the plan documents concerning federal tax consequences and their plan custodian regarding procedures.

All persons in whose name the account is established must sign the redemption request exactly as registered. If the redemption exceeds $10,000, if the proceeds are not paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, the signature(s) must be guaranteed by a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association.

In most cases, only a properly signed request with any necessary signature guarantee is required for a redemption. However, stock certificates, if held by shareholders, must accompany requests. Additional documents are required if a corporation, partnership, trust, fiduciary, executor or administrator requests the redemption.


Redemptions are only processed on days the NYSE is open. The redemption price is the first net asset value determined after the Shareholder Service Agent receives the redemption request in proper form, except that redemption orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to the Shareholder Service Agent within the times specified under "Purchase of Shares." A check for the proceeds is mailed within seven days after the Shareholder Service Agent receives the request in good order. If Fund shares redeemed were recently purchased by check, the Shareholder Service Agent may delay payment of the redemption proceeds until it confirms the purchase check has cleared, usually a period of up to 15 days.


The Fund may direct the Shareholder Service Agent to redeem all Fund shares of any shareholder whose account value is less than $500 as a result of a redemption. In such case, the shareholder is notified in writing that the account value is insufficient and allowed up to 60 days to increase it to $500.

TELEPHONE TRANSACTIONS. Telephone exchange privileges are available unless declined by an investor on the account information form. Telephone redemption privileges are available only if elected on the optional shareholder services form. A properly completed request with a signature guarantee is required if a telephone redemption election is made or changed after the account is opened. Telephone redemptions are not available for shares held in a Fund-sponsored retirement account. Shares held in certificate form cannot be redeemed or exchanged by telephone. The Shareholder Service Agent (the "Agent") employs procedures considered by it to be reasonable to confirm that instructions communicated by telephone are genuine, including requiring account registration verification from the caller and recording telephone instructions. If reasonable procedures are employed, neither the Agent nor the Fund is responsible for following telephone instructions the Agent reasonably believes to be genuine. The Agent and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if such loss results from a failure to employ reasonable procedures. Proceeds of telephone redemptions are paid to the bank account the shareholder designates when establishing this privilege. Telephone redemptions of $5,000 or more are wired unless the designated bank cannot receive Federal Reserve wires. Telephone redemptions under $5,000 are mailed unless a wire is requested. There is a $3.50 charge for wires. During periods of significant economic or market changes, telephone instructions may be difficult to place. If an investor is unable to contact the Agent by telephone, instructions may be sent to the Agent at the address set forth on page 2. The Fund may change or discontinue telephone redemption privileges without notice.

REINVESTMENT PRIVILEGE. Proceeds from a redemption can be reinvested in Fund shares within 30 days without paying a sales charge. Such reinvestment is made at the first net asset value determined after the Shareholder Service Agent receives the order. This privilege can be exercised only once for each Fund investment. Information sufficient to permit verification must be furnished to the Shareholder Service Agent when the purchase is placed. Such redemption and reinvestment is a taxable transaction but losses on the redemption are not deductible for federal income tax purposes.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Shareholders may receive dividends and/or capital gains distributions in addition to any increase or decrease in the value of Fund shares. Dividends and distributions are automatically reinvested in additional Fund shares at the net asset value determined at the close of business on the day after the record date, unless the Shareholder Service Agent receives a written request for cash payment before the record date. The account information form may be used for this purpose.

DIVIDENDS. The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. All of this income, after payment of expenses, is distributed semi-annually as dividends to shareholders.

CAPITAL GAINS. When the Fund sells portfolio securities, it realizes capital gains and losses, depending upon whether the selling price is higher or lower than the purchase price. Net realized capital gains from sales of securities equal profits minus losses, including any losses carried forward from prior years. The Fund distributes any net realized capital gains to shareholders at least annually.

TAXES. Because the Fund plans to distribute all of its net investment income and net realized capital gains to shareholders, it does not expect to pay any federal income tax. Dividends and distributions paid to shareholders are subject to federal income tax, and any state and local income tax. Shareholders are notified annually of the federal tax status of these distributions. Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from long-term capital gains are taxable to shareholders as such. All distributions are taxable whether paid in cash or reinvested. To avoid a 31% federal withholding tax on dividends, distributions and redemptions, shareholders must certify their taxpayer identification number to the Shareholder Service Agent, as agent for the Fund. The account information form may be used for this purpose.


Federal tax law generally requires that a holder (such as the Fund) of a debt security purchased at a discount (including a zero coupon security) accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includable in the Fund's gross income on a current basis. Similarly, the Fund generally must recognize as income interest accrued on accrual bonds and other debt securities even though not paid in cash. As an investment company, the Fund must pay dividends equal to substantially all of its net investment income each year. Since most shareholders reinvest dividends declared by the Fund, it is not expected that cash dividend payments would exceed the total amount of cash interest the Fund actually receives. Cash distributions are made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as return of capital.


                  INVESTMENT PRACTICES, RISKS AND RESTRICTIONS

FIXED-INCOME SECURITIES. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.


INFLATION-INDEXED BONDS. The Fund may invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See "Dividends, Distributions and Taxes." See also the Statement of Additional Information for a further discussion of inflation-indexed bonds.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States). Mortgage-backed securities are also issued by certain private, nongovernmental corporations, such as financial institutions. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. To the extent that the Fund purchases mortgage-backed securities at a premium, prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. In addition, like other debt securities, the value of mortgage-related securities will generally fluctuate in response to market interest rates.

Collateralized mortgage obligations ("CMOs") are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMOs issue a series of bonds or certificates in multiple classes. Each class, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Principal prepayments on the underlying pool of mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Changes in estimated prepayment rates alter the expected life of mortgage-backed securities. In periods of sharp interest rate movements and/or in periods of supply and demand imbalances in the market for such securities, the prices of certain CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. For example, an increase in interest rates would not only likely decrease the value of CMOs owned by the Fund but would also increase the inherent volatility of the Fund by effectively lengthening the expected life of these securities.

A variety of CMO certificates may be issued in sequential pay structures. These securities include accrual certificates (also known as "Z-bonds") which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. The market prices of CMOs structured as accrual bonds are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The Fund may invest up to 5% of its net assets in interest-only classes of stripped mortgage-backed securities. The prices of these securities are likely to be volatile in the event of changes in mortgage prepayment rates, or expectations related thereto, as described in the Statement of Additional Information. In addition, these securities tend to be less liquid than other CMOs.

LOWER-RATED SECURITIES AND RELATED RISKS. The Fund may invest up to 15% of its net assets in fixed-income securities, including convertible securities, which are rated BB or lower, by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), which ratings are considered by the rating agencies to be speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB/Ba or lower are commonly referred to as "junk bonds."

To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.

Prices of lower-rated securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The lower-rated bond market has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. See "Risk Factors Relating to Lower-Rated Securities" in the Statement of Additional Information for a further discussion.

The lower-rated securities in which the Fund may invest from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities may be rated C, C1 or D by S&P or C by Moody's or may be unrated. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company's financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves the underlying value of the securities may increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt-holders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

As of March 31, 1998, 0.2% of the Fund's net assets were invested in convertible securities, 16.5% of the Fund's net assets were invested in non-convertible bonds and debentures (of which 90.4% represent U.S. Government and agency securities), and 14.3% of the Fund's net assets were held in high grade short-term investments.


SECURITIES OF FOREIGN ISSUERS. Investments in securities of foreign issuers may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there may be less publicly available information about foreign companies which generally are subject to less stringent accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies may be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Investments in foreign securities may involve additional risks, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. In the event of a default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

COVERED CALL OPTIONS. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 10% of its asset value. Writing option contracts is a highly specialized activity and may limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

SHORT SALES AGAINST THE BOX. The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of making short sales is to enable the Fund to obtain the current market price of a security which the Fund desires to sell but which cannot be currently delivered for settlement. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

REPURCHASE AGREEMENTS. The Fund may invest up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security which the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("Investment Company Act"). In the event of bankruptcy or other default by the seller, the Fund may experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total assets in repurchase agreements which mature in more than seven days and/or other securities which are not readily marketable.

BROKERAGE PRACTICES. The Adviser is responsible for placing orders for the purchase and sale of portfolio securities and negotiating brokerage commissions on such transactions. Brokerage firms are selected for their professional capability and the overall value and quality of their execution services. The Adviser is authorized to pay higher commissions to brokerage firms providing investment and research information if the Adviser deems such commissions reasonable in relation to the overall services provided. The Adviser may also use information received to manage the assets of other advisory accounts. The Fund does not pay any mark-up over the market price of securities acquired in principal transactions with dealers.

PORTFOLIO TURNOVER. The Fund purchases securities primarily for investment rather than short-term trading. However, changes are made in the portfolio whenever it appears advisable. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights." Greater portfolio activity increases the Fund's transaction costs, including brokerage commissions.

INVESTMENT RESTRICTIONS. The Fund has adopted investment restrictions which, like its investment objectives, cannot be changed without approval by a majority (as defined in the Investment Company Act) vote of the Fund's shareholders. These restrictions provide, in part, that the Fund shall not:

    1. Borrow any amount other than as a temporary measure for extraordinary or emergency purposes as determined by the Fund's Board of Directors;

    2. Concentrate more than 25% of the value of its assets in a particular industry;

    3. Purchase the securities of any one issuer (except securities issued by the United States of America, or any instrumentality thereof) if the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund's total assets; or

    4. Purchase the securities of any one issuer causing the Fund's holdings to exceed 10% of the outstanding voting securities of such issuer or 10% of any class of securities of such issuer.

Percentage limitations are calculated and applied at the time of investment. Additional information concerning the Fund's investment practices and restrictions is contained in the Statement of Additional Information.

OTHER INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions that may be changed by the Board of Directors. One of these restrictions provides that the Fund shall not purchase Rule 144A securities in an amount exceeding 5% of the Fund's net assets or purchase other securities subject to legal or contractual restrictions on resale in an amount exceeding 5% of the Fund's net assets. See the Statement of Additional Information.

                             ADDITIONAL INFORMATION

COMMON STOCK. Each Fund share outstanding participates equally in dividends, distributions and liquidation of the Fund's net assets. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights. The Fund has authorized 100 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund provide that shareholder meetings are required to be held to elect directors only when required by the Investment Company Act. Such event is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of ten percent of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned.

SHAREHOLDER INQUIRIES. Shareholders who have questions concerning (1) the Fund may contact the Distributor; (2) their account may contact the Shareholder Service Agent; and (3) their retirement plan may contact the Shareholder Service Agent. The applicable addresses and telephone numbers appear on page 2.

SHAREHOLDER SERVICE AGENT. Boston Financial Data Services, Inc., P. O. Box 8500, Boston, Massachusetts 02266-8500, serves as shareholder service and dividend disbursing agent for the Fund. State Street Bank and Trust Company serves as transfer agent for the Fund.

CUSTODIAN. All cash and securities of the Fund are held by the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

LEGAL COUNSEL. O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071, provides legal services to the Fund.

INDEPENDENT AUDITORS. Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071, performs annual audits of the Fund's financial statements.

                         STATEMENT OF ADDITIONAL INFORMATION
                                FPA CAPITAL FUND, INC.
                                    July 31, 1998


This Statement of Additional Information ("Statement") supplements the current Prospectus of FPA Capital Fund, Inc. ("Fund") dated July 31, 1998. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus may be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except from Alaska, Hawaii and Puerto Rico.

                                  TABLE OF CONTENTS


                                                                            Page
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Report to Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . 2
     Year 2000 Problem . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Inflation-Indexed Bonds . . . . . . . . . . . . . . . . . . . . . . . . 2
     Mortgage-Backed Securities. . . . . . . . . . . . . . . . . . . . . . . 3
     Guaranteed Mortgage Pass-Through Securities . . . . . . . . . . . . . . 3
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities . . . . . . . . . . . . . . . . . . . . . . . 4
     Stripped Mortgage-Backed Securities . . . . . . . . . . . . . . . . . . 4
     Securities of Foreign Issuers . . . . . . . . . . . . . . . . . . . . . 5
     Covered Call Options. . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Short Sales Against the Box . . . . . . . . . . . . . . . . . . . . . . 6
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Rule 144A and Other Restricted Securities . . . . . . . . . . . . . . . 7
Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Debt Security Ratings . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Moody's . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     S&P . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Commercial Paper Ratings. . . . . . . . . . . . . . . . . . . . . . . . 9
Risk Factors Relating to Lower-Rated Securities. . . . . . . . . . . . . . . 9
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . .11
     Additional Restrictions . . . . . . . . . . . . . . . . . . . . . . . .12
Directors and Officers of the Fund . . . . . . . . . . . . . . . . . . . . .12
     Five Percent Shareholders . . . . . . . . . . . . . . . . . . . . . . .15
Investment Advisory Agreement. . . . . . . . . . . . . . . . . . . . . . . .15
Prior Performance Information. . . . . . . . . . . . . . . . . . . . . . . .17
Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . . . . .18
Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . . . . . .20
     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     Authorized Financial Intermediaries . . . . . . . . . . . . . . . . . .20
     Sales at Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . .20
     Letter of Intent. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     FPA Exchange Privilege. . . . . . . . . . . . . . . . . . . . . . . . .21
     Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . .22
     Telephone Redemption. . . . . . . . . . . . . . . . . . . . . . . . . .22
Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . . . . . .23
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . .23
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

                                 GENERAL INFORMATION

VOTING RIGHTS. Fund shares do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

REPORTS TO SHAREHOLDERS. Shareholders receive semi-annual and annual reports which show the portfolio of investments, major portfolio changes and other information. Financial statements accompanied by an opinion of independent auditors are furnished to shareholders after the Fund's fiscal year-end. Unaudited financial statements prepared by the Fund are provided after the first six months of the fiscal year.



YEAR 2000 PROBLEM. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


                                 INVESTMENT POLICIES

The following supplements information set forth under the captions "Investment Objective and Policies" and "Investment Practices, Risks and Restrictions" in the Prospectus. Readers must also refer to the Prospectus.


INFLATION-INDEXED BONDS. Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).



The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.




While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.


MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities which are not backed by the full faith and credit of the United States such as those issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. The Fund may invest in CMOs which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund's investment in a CMO is not effected by the issuer's election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities. These securities represent beneficial ownership interests in either periodic principal distributions (the principal-only or "PO" class) or interest distributions (the interest-only or "IO" class) on mortgage-backed certificates. The certificates underlying the stripped mortgage-backed securities represent all or part of the beneficial interest in pools of fixed-rate Mortgage Assets. The Fund may invest in IO securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of IO securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation, the expected increase in the value of IO securities may offset all or a portion of any decline in value of other debt securities owned by the Fund. Investing in stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities. See "Mortgage-Backed Securities" above and in the Prospectus. In addition, the yields on IO and PO securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO securities and increasing the yield to maturity on PO securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO securities and decreasing the yield to maturity on PO securities. Sufficiently high prepayments rates could result in the Fund's not fully recovering its initial investment in an IO security. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-backed security at a time when it wishes to do so. Stripped mortgage-backed securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof,
(ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 10% of its net assets in securities of foreign governments and companies. Securities of foreign issuers may be subject to foreign government taxes which could reduce the dividend or interest yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than those of domestic corporations or the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to the uniform accounting, auditing and financial reporting standards applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or diplomatic developments affecting foreign investments. Finally, in the event of default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

COVERED CALL OPTIONS. In an effort to increase potential income, the Fund is authorized to write (i.e., sell) covered call options listed on national securities exchanges. Listed call options are presently traded only with respect to a limited number of larger companies. Since the Fund does not intend to purchase securities for the purpose of writing options, it may only be able to write options on a small portion of its portfolio.

The Fund may terminate its obligation under a previously written option, without delivery of the underlying security, by effecting a closing transaction, which is the purchase of a call option on the same security with the same exercise price and expiration date. The Fund's ability to enter into a closing transaction may be limited. If the Fund cannot close its position, it is unable to sell the underlying security until the call expires or is exercised. Accordingly, the Fund may not be able to sell the underlying security at an advantageous time. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction is less or more than the option premium received. Also, because increases in the market price of an option generally reflect increases in the market price of the underlying security, any loss realized from a closing transaction is likely to be offset in whole or in part by the increased value of the underlying security.

The Fund's portfolio turnover rate may increase to the extent underlying securities are delivered upon exercise of options written by the Fund.
Brokerage commissions associated with writing call options and effecting closing transactions are normally proportionately higher than those associated with general securities transactions.

SHORT SALES AGAINST THE BOX. In an effort to increase investment flexibility, the Fund is authorized to make certain short sales. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers such securities, at which time it receives the proceeds of the sale. The Fund must pay the broker the amount of any dividend paid on the securities while the short position is maintained. To secure its obligation to deliver the securities sold short, the Fund deposits in escrow in a segregated account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

Common stocks issuable upon conversion of a convertible security sometimes can be sold at a better price than the convertible security owned by the Fund. In such circumstances the Fund could sell the common stock short "against the box" while tendering the convertible security to the issuer for conversion. Upon receipt of the certificates for the underlying common stock, delivery would be made to close the short sale.

Similarly, when the Fund expects to receive new securities in a reorganization in exchange for securities owned by the Fund, and the new securities are traded on a "when issued" basis, the Fund could sell in the "when issued" market and deliver the new securities when received following the consummation of the reorganization. If the reorganization is not consummated, all transactions in the "when issued" market are canceled in which event the Fund would realize no gain or loss on the short sale, except for brokerage commissions.

The limited authority to utilize short sales as described above and in the Prospectus would not subject the Fund to the risk of loss generally associated with short sales. A short sale "against the box" does eliminate the potential for gain or loss from subsequent changes in the market price of the security.
It constitutes a form of hedging under which the Fund obtains a current market price considered attractive by the Adviser, rather than remain subject to future fluctuations in the price of the security sold short. Such authority would be utilized only in furtherance of the Fund's primary investment objective to seek long-term capital growth.



For federal income tax purposes, a short sale against the box involving stock or securities (except conventional debt such as ordinary corporate or United Stated Treasury bonds) that could be sold at a gain is treated as a constructive sale requiring recognition of taxable gain.


REPURCHASE AGREEMENTS. The Fund pays for repurchase agreements only upon physical delivery or evidence of book entry transfer of the underlying debt security to a segregated account of State Street Bank and Trust Company ("Bank"), the Fund's custodian, or its agent. The Fund only enters into repurchase agreements involving securities in which the Fund can otherwise invest. The underlying security (normally a security of the U.S. Government, its agencies or instrumentalities) may have a maturity date exceeding one year. Repurchase agreements usually mature not more than seven days after purchase by the Fund.

It is the Fund's policy that the market value of the security collateralizing the repurchase agreement at all times equal or exceed the amount of the repurchase agreement. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of bankruptcy or other default of a seller, the Fund might experience both loss and delay in liquidating the underlying security, including: (a) possible decline in the value of such security while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on such security during this period and (c) expenses of enforcing its rights.

RULE 144A AND OTHER RESTRICTED SECURITIES. The Fund may invest up to 5% of its net assets in Rule 144A securities. Rule 144A was adopted under the Securities Act of 1933 (the "1933 Act") to allow a broader institutional trading market for securities subject to restriction on resale to the general public. The Rule provides a "safe harbor" for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act. The Fund may also invest up to 5% of its net assets in other securities subject to legal or contractual restrictions on resale. Such restricted securities generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.

                                       RATINGS

DEBT SECURITY RATINGS. Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") employ the designations set forth below to rate debt securities.

                                       MOODY'S

Aaa - Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

                                         S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS. Moody's and S&P employ the designations set forth below to rate commercial paper.

Moody's designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issuers assigned the highest rating by S&P ("A") are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong. A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                   RISK FACTORS RELATING TO LOWER RATED SECURITIES

As described in the Prospectus, the Fund may invest up to 15% of its assets in convertible securities and other fixed-income securities which are not rated in the four highest categories by Moody's and S&P. Ratings of debt securities are described above. The Prospectus discussion of the risks of investing in lower rated high yield bonds is supplemented as follows:


1. YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET. The high yield bond market is relatively new, its growth has paralleled a long economic expansion, and it has not weathered a lengthy recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield bonds in the Fund's portfolio, as well as on the ability of the bonds' issuers to repay principal and interest.


2. SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

3. LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there may be a negative impact on the Fund's Board of Directors' ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.


4. LEGISLATION. New laws and proposed new laws may have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.


5. TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

6. CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund's portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

                               INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions set forth below, which apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. Such majority is defined in the Investment Company Act of 1940 ("Investment Company Act") as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. Percentage limitations applicable to investments are calculated and applied at the time of investment. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1. Issue any class of senior security nor sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank; provided that such borrowing may only be as a temporary measure for extraordinary or emergency purposes, but not for investment purposes and shall not, in the aggregate, exceed 10% of its total assets taken at cost or 5% of its total assets taken at current value, whichever is less; and provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund;

2.   Underwrite the sale of any securities other than Fund shares;

3.   Purchase or sell commodities, commodity contracts or real estate;

4. Lend money or securities to any person, firm, or corporation for any purpose whatsoever; provided, however, that the following are not construed as the making of a loan: (a) the acquisition of a portion of publicly distributed bonds, debentures, notes and other obligations or evidence of interest in or indebtedness of any corporation, domestic or foreign, or of any government or municipality; (b) the acquisition of obligations of, or obligations guaranteed by, national or state banks or bank holding companies (including certificates of deposit and bankers acceptances); and
     (c) the entry into repurchase agreements if the following conditions are met: (1) that the securities or instruments subject to the agreement are of the type in which the Fund may otherwise invest, (2) that at the time the repurchase agreement is made the value of the securities or instruments involved is equal to the purchase price, (3) that not more than 20% of the Fund's total assets, at the time the agreement is made, will be invested pursuant to such agreements, and (4) that such agreements with any one entity, together with any other investments in that entity, shall not exceed in the aggregate 5% of the Fund's total assets, at market value, computed at the time the agreement is made;

5. Mortgage, pledge, hypothecate or in any manner transfer, as security for any indebtedness, any security owned or held by the Fund;

6. Participate on a joint or a joint and several basis in any trading account in securities;

7. Purchase from or sell to any officer or director of the Fund, or firms of which any of them are members, any securities other than Fund shares; but such persons or firms may act as brokers for the Fund for customary commissions;

8. Purchase or retain any securities of any issuer if those officers and directors of the Fund or of its manager or investment adviser owning individually more than 0.5% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

9. Invest for the purpose of exercising control over or management of any company;

10.  Invest in securities issued by other investment companies;

11. Effect short sales of securities, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

12.  Buy securities on margin;

13. Purchase or sell securities other than Fund shares through any brokerage or investment organization in which any officer or director of the Fund is a partner, officer, director or shareholder;

14. Invest more than 5% of its assets in securities of corporations which have a record of less than three years continuous operation; or

15. Write options, except the Fund may write covered call options and effect closing transactions; provided the Fund shall: (i) write options only on securities which it owns and which are traded on a national securities exchange; (ii) retain ownership of the underlying security for the duration of said options and (iii) not write any option which would, at the time, cause outstanding options written by the Fund to cover securities comprising more than 10% of the value of the Fund's assets.

ADDITIONAL RESTRICTIONS. The Fund is also subject to the policies set forth below which its Board of Directors may amend and which apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

1. Invest more than 10% of total net assets in repurchase agreements with maturities over seven days and/or other securities which are not readily marketable;

2.   Purchase warrants exceeding 2% of total assets;

3.   Invest in oil, gas or other mineral exploration or development programs; or

4. Purchase Rule 144A securities in an amount exceeding 5% of the Fund's net assets or purchase other securities subject to legal or contractual restrictions on resale in an amount exceeding 5% of the Fund's net assets.

                          DIRECTORS AND OFFICERS OF THE FUND

All Directors and officers of the Fund are also Directors and/or officers of one or more of four other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM"). These investment companies are FPA New Income, Inc. ("New

Income"), FPA Paramount Fund, Inc. ("Paramount"), FPA Perennial Fund, Inc. ("Perennial") and Source Capital, Inc. ("Source") (collectively, the "FPA Fund Complex").


The Directors and officers of the Fund, their ages on the date hereof and their principal occupations during the past five years follow. Their address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.



Willard H. Altman, 62, Director
Former Partner of Ernst & Young LLP, independent auditors for the Fund.
Director of Source, of New Income and of Current Income Shares, Inc. (a closed-end investment company). Vice President of Evangelical Council for Financial Accountability, an accreditation organization for Christian non-profit entities.



Donald E. Cantlay, 76, Director
General Partner of Cee'n'Tee Co. (commercial real estate) for more than the past five years. Director of New Income, of Transamerica Income Shares, Inc. (a closed-end investment company), of California Trucking Association and of Western Highway Institute. Member of the Board of Regents of Loyola Marymount University.



DeWayne W. Moore, 84, Director
Former Director, Senior Vice President and Chief Financial Officer of Guy F. Atkinson Company of California (construction). Director of New Income.



Lawrence J. Sheehan, 66, Director (1)
Of counsel to, and partner (1969 to 1994) of, the law firm of O'Melveny & Myers LLP, legal counsel to the Fund. Director of Source, of Perennial and of New Income. Director of TCW Convertible Securities Fund, Inc., a closed-end investment company.



Robert L. Rodriguez, 49, President & Chief Investment Officer
Director, Principal and Chief Investment Officer of the Adviser since March 1996; President and Chief Investment Officer of New Income for more than the past five years; and Director and Senior Vice President of Source since March 1996. Director of the Distributor since March 1996. Executive Vice President from January 1996 to March 1996 and Senior Vice President from February 1993 to January 1996, of the Adviser.




Julio J. de Puzo, Jr., 44, Executive Vice President
Director (since October 1995), Principal and Chief Executive Officer (since March 1996) of the Adviser; Director and President (since March 1996) of Source; Director and Executive Vice President (since April 1996) of Paramount and of Perennial; and Executive Vice President (since August 1996) of New Income. President and Chief Executive Officer (since January 1997), and Director for more than the past five years of the Distributor. Executive Vice President from October 1995 to March 1996, Chief Administrative Officer from October 1995 to March 1996, Chief Financial Officer from June 1991 to March 1996, Treasurer from June 1991 to March 1996, and Senior Vice President from February 1993 to October 1995, of the Adviser. Treasurer from July 1984 to August 1996 of the Fund and of New Income; from June 1981 to August 1996 of Paramount; from May 1982 to August 1996 of Source; and from September 1983 to August 1996 of Perennial. Chief Financial Officer from October 1991 to March 1998, and Executive Vice President (or Senior Vice President or First Vice President) from October 1991 to January 1997 of the Distributor.

Dennis M. Bryan, 36, Vice President
Vice President of the Adviser since January 1996. Investment Analyst of the Adviser from July 1993 to January 1996. Student at the University of Southern California from July 1991 to May 1993.



Eric S. Ende, 53, Vice President
Senior Vice President (or Vice President) of the Adviser for more than the past five years; President and Chief Investment Officer of Perennial since September 1995; Chief Investment Officer since May 1997 and Senior Vice President for more than the past five years of Source; and Vice President of New Income and of Paramount for more than the past five years. Executive Vice President of Perennial from August 1995 to September 1995, and Vice President of Perennial from May 1985 to August 1995.



Janet M. Pitman, 54, Vice President
Vice President of the Adviser for more than the past five years, of Source, of Perennial and of Paramount since April 1996, and of New Income since February 1997.



J. Richard Atwood, 38, Treasurer
Senior Vice President, Chief Financial Officer and Treasurer of the Adviser since January 1997; and Chief Financial Officer since March 1998, Senior Vice President and Treasurer of the Distributor since January 1997. Treasurer of Source, of Paramount, of Perennial, and of New Income since January 1997. Vice President and Chief Financial Officer of Transamerica Investment Services, Inc. from January 1995 to January 1997. Vice President (or Assistant Vice President) and Controller of the Adviser from August 1988 to January 1995, and Assistant Treasurer of the Distributor from May 1991 to January 1995. Assistant Treasurer of the Fund, of New Income, of Paramount, of Perennial, and of Source from August 1988 to January 1995.



Sherry Sasaki, 43, Secretary
Assistant Vice President and Secretary for more than the past five years of the Adviser; and Secretary of Source, of New Income, of Paramount, of Perennial, and of the Distributor for more than the past five years.



Christopher H. Thomas, 41, Assistant Treasurer
Vice President and Controller of the Adviser and of the Distributor since March 1995, and Assistant Treasurer of Perennial, of New Income, of Source, and of Paramount since April 1995. Staff Accountant with the Office of Inspection of the Securities and Exchange Commission from 1994 to March 1995. School Administrator of the Calvary Road Christian Academy from 1988 to 1993.
__________________________



1) Director who is an interested person, as defined in the Investment Company Act, of the Fund by virtue of his affiliation with legal counsel to the Fund.


The Directors and officers of the Fund as a group own less than 1% of the outstanding Fund shares. During the last fiscal year, the Directors then in office who were not affiliated with the Adviser received as a group $32,000 in Directors' fees. Such Directors were also reimbursed for certain travel expenses by the Fund. The following information relates to Director compensation. The Fund does not pay any salaries to its officers, all of whom are compensated by the Adviser.

                                                                               TOTAL COMPENSATION*
                                               AGGREGATE COMPENSATION*     FROM THE FPA FUND COMPLEX
NAME OF DIRECTORS                                    FROM THE FUND             INCLUDING THE FUND
Donald E. Cantlay                                     $8,250                       $16,500**
DeWayne W. Moore                                       8,250                        16,500**
Lawrence J. Sheehan                                    8,250                        37,500***
Kenneth L. Trefftzs (resigned 3/12/98)                 7,250                        34,000***



* No pension or retirement benefits are provided to Directors by the Fund or the FPA Fund Complex.
** Includes compensation from the Fund and one other open-end investment company.
*** Includes compensation from the Fund, two other open-end investment companies, and one closed-end investment company.


Currently, the personnel of the Adviser consists of eight persons engaged full time in portfolio management or investment research in addition to 26 persons engaged full time in trading, administrative, financial or clerical activities. The Adviser is registered as an investment adviser with the Securities and Exchange Commission, which does not imply supervision by said Commission of the Adviser's activities. The Adviser's parent company, UAM, is a publicly held corporation. No person is known by UAM to own or hold with power to vote 25% or more of its outstanding shares of common stock.



FIVE PERCENT SHAREHOLDERS. As of June 30, 1998, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except FTC & Co., Attention: Datalynx House Account, P.O. Box 173736, Denver, Colorado 80217-3736, which held of record 1,100,965 shares (5.26%); and ICMA Retirement Trust dated 12/31/83, 777 North Capitol Street, N.E., Suite 600, Washington, D.C. 20002-4240, which held of record and beneficially 2,787,146 shares (13.33%) of the outstanding Fund shares.


                            INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement dated August 1, 1994 ("Advisory Agreement") with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission ("SEC") and various states and other jurisdictions; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of independent and unaffiliated Directors; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; association dues; interest payable on Fund borrowings; postage; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.
For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. The advisory fee is higher than the fee paid by some other mutual funds. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents which constitute the record forming the basis for the Fund's financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund may not exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses are permitted to be excluded by the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if such renewal is specifically approved each year (a) by the Fund's Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and

(b) by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company
Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 1998, has been approved by the Board of Directors and a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the Investment Company
Act). The Advisory Agreement may be terminated without penalty upon 60 days' written notice at the option of either party or by the vote of the Fund's shareholders. The Advisory Agreement automatically terminates in the event of its assignment.


For the fiscal years ended March 31, 1996, 1997 and 1998, the Adviser received gross advisory fees of $2,244,261, $3,361,166 and $4,622,631, respectively, plus $337,579, $509,410 and $703,482, respectively, for costs incurred in providing financial services to the Fund.


                            PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

             n
     P(1 + T)  =    ERV

     Where:         P = a hypothetical initial payment of $1,000
                    T = average annual total return
                    n = number of years (1, 5 or 10)

                    ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Standard & Poor's 500 Stock Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.


The Fund's average annual total return (calculated in accordance with the SEC regulations described above) for the one, five and ten-year periods ended March 31, 1998 was 21.64%, 23.48% and 20.94%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 6.5% of the offering price) for the same periods was 30.10%, 25.15% and 21.75%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.


The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions. The past 1, 5 and 10 year periods have been ones of generally rising common stock prices subject to short-term fluctuations.

                         PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm's reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm's expected contribution to the Fund's investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund's Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser's overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services which assist in making investment decisions. The Adviser shall allocate the amounts and proportions of such costs and shall regularly report on such allocations to the Fund's Board of Directors.

Brokerage and research services are defined by Section 28(e) of the Securities Exchange Act of 1934 to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and
(c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

Research services furnished by broker-dealers effecting securities transactions for the Fund may be used by the Adviser for all advisory accounts. However, the Adviser may not use all such research services in managing the Fund's portfolio. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.


Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended March 31, 1996, 1997 and 1998, totaled $187,464, $199,529 and
$370,377, respectively. During the last fiscal year, $340,604 of commissions were paid on transactions having a total value of $144,538,636 to brokers selected because of research services provided to the Adviser.


                                  PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                     DISTRIBUTOR

FPA Fund Distributors Inc., a wholly owned subsidiary of the Adviser, acts as the principal underwriter of Fund shares pursuant to a distribution agreement dated August 1, 1994 ("Distribution Agreement"). The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From commissions received, the Distributor pays its own overhead and general administrative expenses, the cost of printing and distributing prospectuses used in connection with this offering, except for those furnished to existing shareholders, and the cost of advertising and sales literature. The Fund pays expenses attributable to the registration of Fund shares under federal and state laws and the compensation and expenses of the Fund's transfer agent.

The Distribution Agreement is renewable annually if such renewal is specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by a majority of the Fund's Directors who are not parties to the Distribution Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 3, 1998, has been approved by the Board of Directors and a majority of the Fund's Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the Investment Company Act). The Distribution Agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated at any time on 60 days' written notice, without penalty, by the Fund's Board of Directors, the vote of a majority of the Fund's outstanding voting securities or the Distributor.

The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.


For the fiscal years ended March 31, 1996, 1997 and 1998, underwriting commissions on the sale of Fund shares were $2,287,783, $1,426,002 and $518,766, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $127,932, $59,953 and $40,556, respectively.


                          PURCHASE AND REDEMPTION OF SHARES


NET ASSET VALUE. The net asset value is computed as of the close of the New York Stock Exchange ("NYSE") on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Computation is made by valuing
(a) securities listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotations NASDAQ National Market System ("NASDAQ") at the last sale price or, if there has been no sale that day, at the last bid price, (b) unlisted securities for which quotations are readily available at the last representative bid price as supplied by the NASDAQ or by dealers, and (c) securities for which there are no readily available market quotations and all other assets at fair value in such manner as determined in good faith by the Fund's Board of Directors.



SALES CHARGES. The maximum sales charge is 6.5%, as a percentage of the offering price, but lower sales charges apply to larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 80% to 94%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers. At such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.


AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders; such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf; the Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary including an authorized broker or if applicable a broker's authorized designee accepts the order; and customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary including an authorized broker or the broker's authorized designee.


SALES AT NET ASSET VALUE. Full-time employees of the Adviser may purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible, the investor must sign at the time of initial purchase, or within 30 days, a letter of intent ("LOI") covering investments to be made within a period of 13 months ("Period") from such initial purchase. The investor thereby becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided such amount is not less than $10,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares may also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the reduced sales charge applicable. In addition, during the Period, the shareholder may increase his or her LOI Goal and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution in the premises to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid to, or as directed by, the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are set forth under "Purchase of Shares - FPA Exchange Privilege" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Redemption of Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent ("Agent") to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Agent to be genuine. The Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day in the manner described above.


REDEMPTION OF SHARES. Redemptions are not made on days during which the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares
- Net Asset Value." The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when
(a) the NYSE is closed for other than customary weekends or holidays;
(b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits. The Articles of Incorporation of the Fund provide that if the Board of Directors determines that conditions exist which make payment of the redemption price wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other assets. While the Fund generally does not reserve the right to pay redemption proceeds "in-kind," it may do so if requested by a large shareholder and approved by the Board.


TELEPHONE REDEMPTION. Redemptions may be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the optional shareholder services form, including the designation of a bank account to which the redemption payment is to be sent ("Designated Bank"). The proceeds will not be mailed or wired to other than the Designated Bank. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the optional shareholder services form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an optional shareholder services form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Redemption of Shares" in the Fund's Prospectus. The optional shareholder services form is available from authorized securities dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

The shareholder may cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared.

                            TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. The investor should be aware that a penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to commence distribution of the account at age 70-1/2. Borrowing from or against the account may also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishment of and distributions from a retirement plan.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                 FINANCIAL STATEMENTS


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
- March 31, 1998

Net asset value and redemption price per share
     (net assets divided by shares outstanding). . . . . . . . .$38.30

Offering price per share
     (100/93.5 of per share net asset value) . . . . . . . . . .$40.96


The offering price is reduced on purchases of $10,000 or more; see "Purchase and Redemption of Shares - Sales Charge" herein and "Purchase of Shares - Table of Sales Charges" in the Prospectus.

                               PORTFOLIO OF INVESTMENTS
                                    March 31, 1998



COMMON STOCKS                                Shares        Cost          Value
-----------------------------------------  ---------    -----------   ------------
TECHNOLOGY -- 18.1%
Arrow Electronics, Inc.* . . . . . . . .     900,000    $14,460,249   $ 24,356,250
Exabyte Corporation* . . . . . . . . . .   1,100,000     13,450,664      9,487,500
Fluke Corporation. . . . . . . . . . . .     319,800      5,134,594      7,635,225
Keithley Instruments, Inc. . . . . . . .     200,000      1,227,092      1,662,500
Komag, Incorporated* . . . . . . . . . .     327,800      2,833,000      4,753,100
Marshall Industries* . . . . . . . . . .     546,200     10,506,439     18,229,425
Seagate Technology, Inc.*. . . . . . . .     450,000      2,949,975     11,362,500
Storage Technology Corporation*. . . . .     860,000     24,545,790     65,413,750
                                                        -----------   ------------
                                                        $75,107,803   $142,900,250
                                                        -----------   ------------

RETAILING -- 17.0%
Consolidated Stores Corporation* . . . .     689,114     $9,051,379   $ 29,588,833
Craig Corporation (Class "A")* . . . . .     320,000      1,906,272      3,640,000
Good Guys, Inc., The*. . . . . . . . . .     525,000      4,764,000      5,545,313
Homebase, Inc.*. . . . . . . . . . . . .   1,630,000     13,350,938     13,651,250
Michaels Stores, Inc.* . . . . . . . . .     820,500     10,871,291     30,666,188
Ross Stores, Inc.. . . . . . . . . . . .   1,164,400      6,596,689     51,379,150
                                                        -----------   ------------
                                                        $46,540,569   $134,470,734
                                                        -----------   ------------

FINANCIAL -- 14.7%
Comdisco, Inc. . . . . . . . . . . . . .     865,000    $ 6,892,298   $ 37,735,625
Countrywide Credit Industries, Inc.. . .     150,000      2,156,915      7,978,125
Foremost Corporation of America. . . . .     150,000      1,672,500      3,675,000
Green Tree Financial Corporation . . . .   1,670,000     17,209,985     47,490,625
Horace Mann Educators Corporation. . . .     400,000      5,679,769     14,050,000
Westcorp . . . . . . . . . . . . . . . .     294,000      1,790,545      4,924,500
                                                        -----------   ------------
                                                        $35,402,012   $115,853,875
                                                        -----------   ------------

CONSUMER DURABLES -- 7.5%
Champion Enterprises, Inc.*. . . . . . .     200,000    $ 2,904,571   $  5,337,500
Coachmen Industries, Inc.+ . . . . . . .   1,000,000     10,807,911     27,000,000
Flexsteel Industries, Inc. . . . . . . .     160,000      2,008,125      2,220,000
Recoton Corporation* . . . . . . . . . .     500,000      7,788,270     13,125,000
Thor Industries, Inc.. . . . . . . . . .     275,000      3,140,956     11,257,813
                                                        -----------   ------------
                                                        $26,649,833   $ 58,940,313
                                                        -----------   ------------

BASIC MATERIALS -- 4.6%
International Aluminum Corporation . . .     200,000    $ 4,117,806   $  6,987,500
Oregon Steel Mills, Inc. . . . . . . . .     990,800     18,240,664     21,797,600
Rouge Industries, Inc. (Class "A") . . .     500,000      9,387,725      7,781,250
                                                        -----------   ------------
                                                        $31,746,195   $ 36,566,350
                                                        -----------   ------------

                           PORTFOLIO OF INVESTMENTS
                                March 31, 1998

                                                       Shares or
                                                       Principal
COMMON STOCKS--CONTINUED                                 Amount           Cost              Value
---------------------------------------------------   -----------     ------------      ------------
CONSUMER NON-DURABLES -- 3.9%
Rawlings Sporting Goods Company, Inc.* . . . . . .        225,000     $  2,573,461      $  3,065,625
Reebok International Ltd.* . . . . . . . . . . . .        900,000       29,825,125        27,450,000
                                                                      ------------      ------------

                                                                      $ 32,398,586      $ 30,515,625
                                                                      ------------      ------------

INDUSTRIAL SERVICES -- 1.5%
Angelica Corporation+. . . . . . . . . . . . . . .        500,000     $ 11,311,605      $ 11,531,250
                                                                      ------------      ------------

CONSUMER SERVICES -- 1.1%
CPI Corp.. . . . . . . . . . . . . . . . . . . . .        357,300     $  5,282,963      $  9,044,156
                                                                      ------------      ------------

DEFENSE -- 0.9%
DRS Technologies, Inc.*+ . . . . . . . . . . . . .        510,000     $  2,507,718      $  7,076,250
                                                                      ------------      ------------

PRINTING & PUBLISHING -- 0.3%
Devon Group, Inc.* . . . . . . . . . . . . . . . .         41,800     $    606,400      $  2,455,750
                                                                      ------------      ------------

TOTAL COMMON STOCKS -- 69.6% . . . . . . . . . . .                    $267,553,684      $549,354,553
                                                                      ------------      ------------

CONVERTIBLE SECURITY -- 0.2%
Worthington Industries, Inc. --71/4% 2000. . . . .    $ 1,348,500     $  1,348,500      $  1,348,500
                                                                      ------------      ------------

NON-CONVERTIBLE BONDS & DEBENTURES -- 16.5%
Federal Home Loan Mortgage Corporation
 --7% 2020 (PAC-IO-CMO). . . . . . . . . . . . . .    $ 3,755,714     $    610,073      $    737,059
Federal National Mortgage Association
 --6% 2013 (PAC-IO-REMIC). . . . . . . . . . . . .      2,490,319              --             52,919
 --6% 2028 (IO-REMIC). . . . . . . . . . . . . . .     34,500,000       11,428,125        11,827,031
Government National Mortgage Association
 --7.99125% 2010 (REMIC) . . . . . . . . . . . . .      1,315,208        1,315,208         1,315,208
Michaels Stores, Inc. -- 107/8% 2006 . . . . . . .      2,000,000        1,736,365         2,230,000
Trump Atlantic City Associates -- 111/4% 2006. . .     10,000,000        9,592,500        10,275,000
U.S. Treasury Notes -- 53/4% 1998. . . . . . . . .     21,000,000       20,886,797        21,039,374
U.S. Treasury Inflation-Indexed Notes -- 33/8% 2007    85,672,440       83,887,122        83,075,494
                                                                      ------------      ------------
                                                                      $129,456,190      $130,552,085
                                                                      ------------      ------------

                          PORTFOLIO OF INVESTMENTS
                               March 31, 1998

                                                                Principal
                                                                  Amount            Cost              Value
                                                               ------------     ------------      ------------
SHORT-TERM INVESTMENT -- 0.9%
Private Export Funding Corp. --5.468% 2/28/99. . . . . . .     $  7,274,000     $  7,272,182      $  7,255,815
                                                                                ------------      ------------
TOTAL INVESTMENT SECURITIES -- 87.2% . . . . . . . . . . .                      $405,630,556      $688,510,953
                                                                                ------------      ------------
                                                                                ------------

OTHER SHORT-TERM INVESTMENTS -- 13.4%
Short-term Corporate Notes:
  General Electric Capital Corporation -- 5.54% 4/1/98 . .     $  4,954,000                       $  4,954,000
  General Motors Acceptance Corporation -- 5.52% 4/1/98. .        6,690,000                          6,690,000
  American Express Credit Corporation -- 5.54% 4/2/98. . .        3,852,000                          3,851,407
  Ford Motor Credit Corporation -- 5.57% 4/2/98. . . . . .        2,738,000                          2,737,576
  Ford Motor Credit Corporation -- 5.57% 4/2/98. . . . . .        1,974,000                          1,973,695
  General Electric Capital Corporation -- 5.57% 4/2/98 . .        2,776,000                          2,775,570
  General Electric Capital Services, Inc. -- 5.54% 4/3/98.       20,316,000                         20,309,747
  General Electric Capital Services, Inc. -- 5.53% 4/6/98.        6,652,000                          6,646,891
  General Motors Acceptance Corporation -- 5.55% 4/6/98. .       14,000,000                         13,989,208
  Ford Motor Credit Corporation -- 5.65% 4/7/98. . . . . .        1,303,000                          1,301,773
  General Electric Capital Services, Inc. -- 5.53% 4/7/98.       11,000,000                         10,989,862
  General Electric Capital Corporation -- 5.6% 4/8/98. . .        2,636,000                          2,633,130
  General Electric Financial Assurance
    Company -- 5.54% 4/8/98. . . . . . . . . . . . . . . .       10,000,000                          9,989,228
  American Express Credit Corporation -- 5.51% 4/9/98. . .        9,470,000                          9,458,405
  American General Corporation -- 5.54% 4/9/98 . . . . . .        1,656,000                          1,653,961
  Ford Motor Credit Corporation -- 5.54% 4/10/98 . . . . .        5,750,000                          5,742,036
                                                                                                  ------------
                                                                                                  $105,696,489
                                                                                                  ------------
TOTAL INVESTMENTS -- 100.6%. . . . . . . . . . . . . . . .                                        $794,207,442
Liabilities less other assets -- (0.6)%. . . . . . . . . .                                          (4,771,309)
                                                                                                  ------------

TOTAL NET ASSETS -- 100.0% . . . . . . . . . . . . . . . .                                        $789,436,133
                                                                                                  ------------
                                                                                                  ------------

*Non-income producing securities
+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended March 31, 1998.

                               Purchases      Sales      Realized    Dividend
                                at Cost      at Cost       Gain       Income
                             --------------------------------------------------
Angelica Corporation              --            --          --       $480,000
Coachmen Industries, Inc.     $1,777,507        --          --        200,000
DRS Technologies, Inc.            --            --          --          --


See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                                March 31, 1998

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $405,630,556) . . . . . . . . . . . . . . . . .   $688,510,953
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) . . . . . . . . . . . . . . . . . .    105,696,489        $794,207,442
                                                                          -----------
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                454
  Receivable for:
    Investment securities sold . . . . . . . . . . . . . . . . . . . .   $  6,516,171
    Dividends and accrued interest . . . . . . . . . . . . . . . . . .      2,103,770
    Capital Stock sold . . . . . . . . . . . . . . . . . . . . . . . .        976,733           9,596,674
                                                                          -----------         -----------
                                                                                             $803,804,570
LIABILITIES
  Payable for:
    Investment securities purchased. . . . . . . . . . . . . . . . . .  $  12,920,609
    Capital Stock repurchased. . . . . . . . . . . . . . . . . . . . .        867,826
    Advisory fees and financial services . . . . . . . . . . . . . . .        500,630
    Accrued expenses and other liabilities . . . . . . . . . . . . . .         79,372          14,368,437
                                                                          -----------         -----------
NET ASSETS -- equivalent to $38.30 per share on 20,611,921
  shares of Capital Stock outstanding. . . . . . . . . . . . . . . . .                       $789,436,133
                                                                                              -----------
                                                                                              -----------
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 20,611,921 shares. . . . . . . . .                       $    206,119
  Additional Paid-in Capital . . . . . . . . . . . . . . . . . . . . .                        444,989,124
  Undistributed net realized gain on investments . . . . . . . . . . .                         58,666,216
  Undistributed net investment income. . . . . . . . . . . . . . . . .                          2,694,277
  Unrealized appreciation of investments . . . . . . . . . . . . . . .                        282,880,397
                                                                                              -----------
  Net assets at March 31, 1998 . . . . . . . . . . . . . . . . . . . .                       $789,436,133
                                                                                              -----------
                                                                                              -----------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                         For the Year Ended March 31, 1998

INVESTMENT INCOME
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $  12,529,826
  Dividends (including $680,000 from securities of affiliates) . . . . . . . . .                          3,026,935
                                                                                                        -----------
                                                                                                      $  15,556,761
EXPENSES
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  4,622,631
  Financial services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        703,482
  Transfer agent fees and expenses . . . . . . . . . . . . . . . . . . . . . . .        227,530
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         66,307
  Custodian fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . .         60,032
  Postage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         34,549
  Directors' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . .         32,556
  Audit fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,850
  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,861
  Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,355
  Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11,061
  Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,648           5,837,862
                                                                                    -----------         -----------
         Net investment income . . . . . . . . . . . . . . . . . . . . . . . . .                       $  9,718,899
                                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
    short-term investments with maturities of 60 days or less) . . . . . . . . .   $134,685,950
  Cost of investment securities sold . . . . . . . . . . . . . . . . . . . . . .     43,934,321
                                                                                    -----------
    Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . .                       $ 90,751,629

Unrealized appreciation of investments:
  Unrealized appreciation at beginning of year . . . . . . . . . . . . . . . . .   $198,672,568
  Unrealized appreciation at end of year . . . . . . . . . . . . . . . . . . . .    282,880,397
                                                                                    -----------
    Increase in unrealized appreciation of investments . . . . . . . . . . . . .                         84,207,829
                                                                                                        -----------

      Net realized and unrealized gain on investments  . . . . . . . . . . . . .                       $174,959,458
                                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $184,678,357
                                                                                                        -----------
                                                                                                        -----------

See notes to financial statements.

                         STATEMENT OF CHANGES IN NET ASSETS

                                                                             For the Year Ended March 31,
                                                          -----------------------------------------------------------------
                                                                       1998                          1997
                                                          --------------------------------  -------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . . . . . .        $   9,718,899                  $  6,551,900
  Net realized gain on investments . . . . . . . . . .           90,751,629                    49,843,143
  Increase in unrealized appreciation
    of investments . . . . . . . . . . . . . . . . . .           84,207,829                    58,886,181
                                                               ------------                   -----------
Increase in net assets resulting
  from operations. . . . . . . . . . . . . . . . . . .                        $184,678,357                  $115,281,224

Distributions to shareholders from:
  Net investment income. . . . . . . . . . . . . . . .        $  (9,124,117)                 $ (5,956,425)
  Net realized capital gains . . . . . . . . . . . . .          (53,573,352)   (62,697,469)   (36,944,197)   (42,900,622)
                                                               ------------                   -----------
Capital Stock transactions:
  Proceeds from Capital Stock sold . . . . . . . . . .        $ 124,393,171                  $148,137,956
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions . . . . . . . . . .           55,553,713                    36,271,529
  Cost of Capital Stock repurchased. . . . . . . . . .         (109,675,323)    70,271,561    (58,888,670)   125,520,815
                                                               ------------    -----------    -----------    -----------
Total increase in net assets . . . . . . . . . . . . .                       $ 192,252,449                  $197,901,417

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $2,099,495 and $1,504,020 . . . . . . . . . . . .                         597,183,684                   399,282,267
                                                                               -----------                   -----------
End of year, including undistributed
  net investment income
  of $2,694,277 and $2,099,495 . . . . . . . . . . . .                       $ 789,436,133                  $597,183,684
                                                                               -----------                   -----------
                                                                               -----------                   -----------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold . . . . . . . . . . . . .                           3,531,612                     4,727,700
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions. . . . . . . . . . . . . . . . . . . .                           1,631,634                     1,169,534
Shares of Capital Stock repurchased. . . . . . . . . .                          (3,052,450)                   (1,890,574)
                                                                               -----------                   -----------
Increase in Capital Stock outstanding. . . . . . . . .                           2,110,796                     4,006,660
                                                                               -----------                   -----------
                                                                               -----------                   -----------

See notes to financial statements.

                            NOTES TO FINANCIAL STATEMENTS
                                    March 31, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $177,752,819 for the year ended March 31, 1998. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 1998 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended March 31, 1998, the Fund paid aggregate fees of $32,000 to all Directors

                            NOTES TO FINANCIAL STATEMENTS
                                      Continued

who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 1998, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $40,556 in net Fund share sales commissions after reallowance to other dealers. The
Distributor pays its   own   overhead  and   general   administrative
expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.

                            REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA CAPITAL FUND, INC.



We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc., including the portfolio of investments, as of March 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 4 of the Prospectus for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 4 of the Prospectus, for each of the ten years in the period then ended in conformity with generally accepted accounting principles.



                                    /s/  ERNST & YOUNG LLP
                                         ERNST & YOUNG LLP



Los Angeles, California


April 30, 1998